UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014 (April 1, 2014)

COSTAR GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 L Street, NW, Washington, DC 20005	20005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 1, 2014, CoStar Group, Inc. (“CoStar”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of its acquisition of certain assets and assumption of certain liabilities, in each case, relating to the Apartments.com business of Classified Ventures, LLC (“Apartments” and such acquisition, the “Acquisition”), pursuant to an Asset Purchase Agreement dated February 28, 2014, by and between Classified Ventures, LLC and CoStar. This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of Apartments and to present certain unaudited pro forma financial information in connection with the Acquisition, which financial statements and unaudited pro forma financial information are filed as exhibits hereto.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited balance sheets of Apartments as of December 31, 2013 and December 31, 2012, the audited statements of operations and cash flows of Apartments for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited balance sheet of Apartments as of March 31, 2014, the unaudited statements of operations and cash flows of Apartments for the three-month periods ended March 31, 2014 and March 31, 2013, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of CoStar as of, and for the three months ended March 31, 2014, and for the fiscal year ended December 31, 2013, giving effect to the Acquisition, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Accountants, dated June 2, 2014.

99.1	Audited balance sheets of Apartments as of December 31, 2013 and December 31, 2012, the audited statements of operations and cash flows of Apartments for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, and the notes related thereto.

99.2	Unaudited balance sheet of Apartments as of March 31, 2014, the unaudited statements of operations and cash flows of Apartments for the three-month periods ended March 31, 2014 and March 31, 2013, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information of CoStar as of, and for the three months ended March 31, 2014, and for the year ended December 31, 2013, giving effect to the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:

Date: June 2, 2014	/s/ Brian J. Radecki

	Name:	Brian J. Radecki
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Accountants, dated June 2, 2014.

99.1	Audited balance sheets of Apartments as of December 31, 2013 and December 31, 2012, the audited statements of operations and cash flows of Apartments for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, and the notes related thereto.

99.2	Unaudited balance sheet of Apartments as of March 31, 2014, the unaudited statements of operations and cash flows of Apartments for the three-month periods ended March 31, 2014 and March 31, 2013, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information of CoStar as of, and for the three months ended March 31, 2014, and for the year ended December 31, 2013, giving effect to the Acquisition.